                               AMENDMENT NUMBER SIX TO
                             LOAN AND SECURITY AGREEMENT


     This AMENDMENT NUMBER SIX TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of March 15, 1999, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, on the one hand, and, on the other hand, COMMUNICATION TELESYSTEMS INTERNATIONAL, dba WORLDxCHANGE Communications, a California corporation ("WXCC"), with its chief executive office located at 9999 Willow Creek Road, San Diego, California 92131, WORLDxCHANGE COMMUNICATIONS, INC., a Canadian corporation ("WXC"), with its chief executive office located at 9999 Willow Creek Road, San Diego, California 92131, CTS TELCOM HOLDINGS, INC., a Delaware corporation ("Holdings"), with its chief executive office located at 9999 Willow Creek Road, San Diego, California 92131 and CTS TELCOM, INC., a Florida corporation ("CTST"), with its chief executive office located at 9999 Willow Creek Road, San Diego, California 92131 (WXCC, WXC, Holdings, and CTST, and each of them, and any one or more of them, jointly and severally, individually and collectively, "Borrower"), with reference to the following facts:

     A. WHEREAS, Foothill, as lender, and Borrower are parties to that certain Loan and Security Agreement, dated as of March 11, 1997, as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of December 31, 1997, as amended by that certain Amendment No. Two to the Loan and Security Agreement, dated as of February 20, 1998, as amended by that certain Amendment Number Three to Loan and Security Agreement, dated as of April 27, 1998, as amended by that certain Amendment Number Four to Loan and Security Agreement, dated as of August 25, 1998, as amended by that certain Amendment Number Five to Loan and Security Agreement, dated as of December 29, 1998, (as from time to time amended, modified, supplemented, renewed, extended, or restated, including, without limitation, by this Amendment Number Six and by the prior amendments to the aforesaid loan agreement specifically referred to above, the "Loan Agreement");

     B. WHEREAS, Holdings as "New Subsidiary," together with WXCC, WXC, and CTST on the one hand and Foothill on the other hand are parties to that certain Subsidiary Joinder, dated as of February 4, 1999, pursuant to which Holdings has agreed to become a party to the Loan Agreement and the other Loan Documents;

     C. WHEREAS, Borrower has requested Foothill to amend the Loan Agreement to extend the Special Bridge Advance Component Termination Date and revise the amortization of the Reducing Amount;

     D. WHEREAS, Foothill is willing to (i) so amend the Loan Agreement in accordance with the terms and conditions hereof to extend the Special Bridge Advance Component Termination Date and revise the amortization of the Reducing Amount as set forth herein;

                                          1.

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     E.        NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

          1.   INITIALLY CAPITALIZED TERMS.

          All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

          2.   AMENDMENTS TO THE LOAN AGREEMENT.

               a. SECTION 1.1 of the Loan Agreement hereby is amended by adding the following defined terms in alphabetical order:

               "HOLDINGS means, CTS Telcom Holdings, Inc., a Delaware corporation."


               "SIXTH AMENDMENT means, that certain Amendment Number Six to Loan and Security Agreement, dated as of March 15, 1999, between Foothill and Borrower."

               b. SECTION 1.1 of the Loan Agreement is hereby amended by deleting the following defined terms in their entirety and replacing them in their entirety with the defined terms set forth below in alphabetical order:

               "BORROWER means WXCC, WXC, Holdings, and CTST, and each of them, and any one or more of them, collectively and individually, and jointly and severally, and any other Person that now or in the future executes and delivers a joinder to this Agreement as a Borrower."

               "GUARANTY REAFFIRMATION AND CONSENT" means that certain guaranty reaffirmation and consent, dated as of March 15, 1999, entered into by each of the Guarantors in favor of Foothill."

               "LOAN DOCUMENTS means, this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Canadian Security Agreements, the Pledge Agreements, the Disbursement Letter, the Guarantees, the Guaranty Reaffirmation and Consent, the Tel-Save Intercreditor Agreement, the Lockbox Agreements, any Mortgages hereafter delivered by Borrower to Foothill, the Suretyship Agreement, any note or notes executed by Borrower and payable to Foothill, and any other agreement entered into, now or in the future, in connection with this Agreement."

               "REDUCING AMOUNT means, as of any date of determination thereof, $5,000,007.01, as of the Closing Date, reduced cumulatively on the first and the fifteenth day of each calendar month, commencing April 1, 1999, and continuing thereafter on the first and the fifteenth day of each succeeding calendar month, by a bi-monthly reduction of $150,000.00."

                                          2.

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               "SPECIAL BRIDGE ADVANCE COMPONENT TERMINATION DATE means the earlier of (a) the Termination Date, and (b) the first date that Foothill receives a signed written notice from Borrower stating in substance that Borrower has elected irrevocably to terminate, and reduce to Zero Dollars, the Special Bridge Advance Component."

          3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Loan Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

          4. CONDITIONS PRECEDENT TO AMENDMENT. The satisfaction of each of the following on or before April 1, 1999, shall constitute conditions precedent to the effectiveness of this Amendment:

               a. Each Guarantor shall have executed and delivered the Guaranty Reaffirmation and Consent in form and substance satisfactory to Foothill;

               b. Foothill shall have received an amendment fee in the amount of $10,000 in connection herewith;

                c. Borrower shall have executed and delivered an officer's certificate with respect to this Sixth Amendment in form and substance satisfactory to Foothill;

               d. Foothill shall have received the acknowledgment and agreement of each of its Participants in the secured credit facilities extended to Borrower under the Agreement to this Amendment;

               e. The representations and warranties in this Amendment, the Loan Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               f. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

               g. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;

               h. The Collateral shall not have declined materially in value from the values set forth in the most recent appraisals or field examinations previously done by Foothill; and


                                          3.

               i. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

          5. EFFECT ON LOAN AGREEMENT. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Loan Agreement, as in effect prior to the date hereof. The consents contained herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which each such consents are based, shall not excuse future non-compliance with the Loan Agreement or any other Loan Document, (as they may from time to time be amended), except and only to the extent expressly set forth herein, shall not operate as a waiver of an amendment of any right, power or remedy of Foothill, nor as a consent to any further or other matter, under any of the Loan Documents.

          6. FURTHER ASSURANCES. Borrower shall, and shall cause Guarantor to, execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under this Amendment and the Loan Agreement, as amended by this Amendment.

          7.   MISCELLANEOUS.

               a. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

               b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

               c. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.


                     [Remainder of page intentionally left blank]


                                          4.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                                   FOOTHILL CAPITAL CORPORATION,
                                   a California corporation

                                   By:
                                       ------------------------------
                                   Title:
                                          ---------------------------


                                   COMMUNICATION TELESYSTEMS
                                   INTERNATIONAL dba
                                   WORLDxCHANGE COMMUNICATIONS,
                                   a California corporation

                                   By:
                                      ------------------------------
                                   Title:
                                          --------------------------


                                   WORLDxCHANGE COMMUNICATIONS,
                                   INC., a Canadian corporation

                                   By:
                                       ------------------------------
                                   Title:
                                         ----------------------------


                                   CTS TELCOM HOLDINGS, INC.,
                                   a Delaware corporation

                                   By:
                                       ------------------------------
                                   Title:
                                          ---------------------------


                                   CTS TELCOM, INC.,
                                   a Florida corporation

                                   By:
                                       ------------------------------
                                   Title:
                                         ----------------------------


                                          5.